Borrowings	12 Months Ended
Dec. 31, 2025
Borrowings [Abstract]
Borrowings
15.	Borrowings

	As of December 31,
	2024	2025
	RMB’000	RMB’000

Borrowings, current	772,978	501,763
Borrowings, non-current	51,067	80,961
Borrowings reclassified as liabilities directly associated with the assets held for sale	10,000	—
Total borrowings	834,045	582,724

As of December 31, 2025, the interest rates of current borrowings, repayable within one year or on demand, ranged from 3.0% to 6.5% (2024: 4.2% to 6.2%) per annum.

As of December 31, 2025, the interest rate of non-current borrowings was 3% (2024: 3%) per annum.

The Group’s borrowings were primarily denominated in RMB.

During the year ended December 31, 2025, the Group obtained new borrowing facilities amounting to RMB416.0 million (2024: RMB125.0 million). The Group’s borrowings were mostly repayable in July 2026, partially in January and August 2026 and January 2027, some of which were guaranteed by subsidiaries of Newlink.